Exhibit 21.1
The following were the subsidiaries of the Company as of December 31, 2016:

Company Name	Country of Incorporation / Organization

Acappella Agency Limited	England & Wales
Acappella Capital Limited	England & Wales
Acappella Delegated Authority North America Limited	England & Wales
Acappella Group Holdings Limited	England & Wales
Acappella Services Limited	England & Wales
Acappella Syndicate Management Limited	England & Wales
Acappella Transactional Real Estate Limited	England & Wales
Acclaris Business Solutions Pvt Ltd	India
Acclaris Holdings, Inc.	U.S.A.
Acclaris, Inc.	U.S.A.
Actuary Online (Pty) Ltd.	South Africa
Al Shorouq for Reinsurance Broker Co Ltd	Iraq
APR Consultores S.C.	Mexico
Aqueous Management Limited	England & Wales
Asesorauto 911, C.A.	Venezuela
Asifina S.A.	Argentina
Asmarin Verwaltungs AG	Switzerland
ATRE Limited	England & Wales
Attain Consulting Limited	Ireland
Avenir 1 SAS	France
Avenir 2 SAS	France
Barnfield Swift & Keating LLP	England & Wales
BCI Trustees Limited	Ireland
Bolgey Holding S.A.	Spain
Brokerskie Centrum Ubezpieczeniowe AMA SP. Z O.O.	Poland
BSA Madagascar SA	Madagascar
C.A. Prima Corretaje de Seguros	Venezuela
Carsa Actuarios, S.C.	Mexico
Carsa Consultores, Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Carsa SP, Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
CGRM SAS	France
Charles Monat Agency Limited	Hong Kong
Charles Monat Associates AG	Liechtenstein
Charles Monat Associates Limited	Hong Kong
Charles Monat Associates LLC	U.S.A.
Charles Monat Associates Pte. Ltd.	Singapore
Charles Monat Limited	Hong Kong
CKA Risk Solutions Pty Limited	Australia
Claim Management Administrator, S.L.	Spain
Classic Solutions Australia Pty Limited	Australia
Classic Solutions Holding Pty Limited	Australia

Classic Solutions Pty. Limited	Australia
Consultores en Administración de Riesgos y Servicios Actuariales, S.C.	Mexico
Corporate Medical Management Limited	England & Wales
CORRE Partnership LLP	England & Wales
Coyle Hamilton Holdings (UK) Limited	England & Wales
Coyle Hamilton Insurance Brokers Limited	England & Wales
Dream Management 1 SAS	France
Dream Management 2 SAS	France
Dream Management 3 SAS	France
ECA SARL	Poland
EMB Management Holdings Limited	England & Wales
Encore Insurance PCC Limited	U.S.A.
Encore One IC, Inc.	U.S.A.
Extend Health, Inc.	U.S.A.
Extend Insurance Services LLC	U.S.A.
Faber Global Limited	England & Wales
Financière Muscaris IV SAS	France
Freberg Environmental, Inc.	U.S.A.
Friars Street Insurance Limited	Guernsey
Friars Street Trustees Limited	England & Wales
Glencairn Group Limited	England & Wales
Glencairn UK Holdings Limited	England & Wales
Gras Savoye (Cambodia) Insurance Broker Plc	Cambodia
Gras Savoye (Suisse) SA	Switzerland
Gras Savoye Algerie Services EURL	Algeria
Gras Savoye Belgium S.A.	Belgium
Gras Savoye Benin SA	Benin
Gras Savoye Berger Simon SAS	France
Gras Savoye Bpifrance SA	France
Gras Savoye Brokers and Consultants	Mauritius
Gras Savoye Burkina SA	Burkina Faso
Gras Savoye Cameroun SA	Cameroon
Gras Savoye Centrafrique SA	Central African Republic
Gras Savoye Congo SA	Congo
Gras Savoye Consulting Belgium S.A.	Belgium
Gras Savoye Cote D’Ivoire SA	Ivory Coast
Gras Savoye Districover SAS	France
Gras Savoye East Africa Risk Solutions	Kenya
Gras Savoye Euro-Finance SA	Belgium
Gras Savoye Gabon SA	Gabon
Gras Savoye Grand Sud Ouest SAS	France
Gras Savoye Guinee (Conakri) SA	Guinea
Gras Savoye Guinee equatoriale	Equitorial Guinea
Gras Savoye Iberica SA	Spain
Gras Savoye Insurance Brokers Nigeria	Nigeria
Gras Savoye Italia S.A.R.L.	Italy

Gras Savoye Liberia Ltd	Liberia
Gras Savoye Luxembourg SA	Luxembourg
Gras Savoye Mali SA	Mali
Gras Savoye Maroc SA	Morocco
Gras Savoye Mauritanie - Rema Broking SA	Mauritania
Gras Savoye Middle East SAL	Lebanon
Gras Savoye Niger SA	Niger
Gras Savoye Nouvelle Caledonie SA	New Caledonia
Gras Savoye NSA - Garantia E Assistancia Automovel SA	Portugal
Gras Savoye NSA SAS	France
Gras Savoye Ouest AFR	France
Gras Savoye RDC SA	Congo
Gras Savoye Romania SRL	Romania
Gras Savoye SAS	France
Gras Savoye Senegal SA	Senegal
Gras Savoye Tahiti Nul Insurance SA	French Polynesia
Gras Savoye Tchad SA	Chad
Gras Savoye Tetard SAS	France
Gras Savoye Togo SA	Togo
Gras Savoye Uganda Insurance Brokers	Uganda
Gras Savoye Ukraine LLC	Ukraine
Gras Savoye Willis Insurance Brokers S.A.	Greece
Gras Savoye Willis Net Trust Insurance Brokers SA	Greece
Gras Savoye Willis Vietnam SARL	Vietnam
Gras Savoye Yachting SAS	France
Group Risk Management Services Proprietary Limited	South Africa
GS & Cie Groupe SAS	France
GS-Re Societe de Reassurance du Groupe Gras Savoye SA	Luxembourg
Hamilton & Hamilton (1972) Limited	Ireland
Hilb Rogal & Hobbs UK Holdings Limited	England & Wales
Holding Resly SA	Morocco
Informatique & Associes 3 SAS	France
International Tankers Indemnity Association Limited	Bermuda
InterRisk Risiko-Management-Beratung GmbH	Germany
Johnson Puddifoot & Last Limited	England & Wales
J.R.C. Metropolitan Trust Holdings Limited	Cyprus
JWA Marine GmbH	Germany
Liazon Benefits, Inc.	U.S.A.
Liazon Corporation	U.S.A.
Lime Street Insurance PCC Limited	Malta
Mangin SAS	France
Max Matthiessen AB	Sweden
Max Matthiessen Värdepapper AB	Sweden
Mercorp, Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Meridian Insurance Company Limited	Bermuda
MICAL	Guernsey

Miller 2015 Limited	England & Wales
Miller Bermuda Limited	Bermuda
Miller do Brasil Corretora de Resseguros Ltda	Brazil
Miller Holdings Limited	England & Wales
Miller Insurance Holdings Limited	England & Wales
Miller Insurance Services (Singapore) Pte. Limited	Singapore
Miller Insurance Services LLP	England & Wales
Miller Marine Limited	England & Wales
Miller North America Limited	England & Wales
Miller Reinsurance Brokers Limited	England & Wales
MM Holding AB	Sweden
Motheo Reinsurance Consultants (Pty) Limited	South Africa
Navigera AB	Sweden
Opus Holdings Limited	England & Wales
PBW LLC	U.S.A.
Plan Administrado Rontarca Salud, C.A.	Venezuela
Planlife Trustee Services Limited	Ireland
PMI Health Group Limited	England & Wales
PMIHG Holdings Limited	England & Wales
PPH Limited	Bermuda
Premium Funding Associates, Inc.	U.S.A.
Prime Professions Limited	England & Wales
Private Medicine Intermediaries Limited	England & Wales
Professional Consultants Insurance Company, Inc.	U.S.A.
PT Towers Watson Indonesia	Indonesia
PT Towers Watson Insurance Brokers Indonesia	Indonesia
PT Towers Watson Purbajaga	Indonesia
PT Willis Indonesia	Indonesia
PT Willis Reinsurance Brokers Indonesia	Indonesia
Queenswood Properties Inc	U.S.A.
Retirement Online (Pty) Limited	South Africa
Retirement Strategies Limited	Ireland
Richard Oliver Underwriting Managers Pty Limited	Australia
Richardson Hosken Holdings Limited	England & Wales
Rontarca Willis, C.A.	Venezuela
RSDIG Risk Purchasing Group LLC	U.S.A.
Sageris SARL	France
Saville Consulting Group Limited	Jersey
Saville Consulting Limited	England & Wales
Saville Consulting UK Limited	England & Wales
Scheuer Verzekeringen B.V.	Netherlands
SEFS AB	Sweden
Segma Senegal SA	Senegal
Sertec Servicos Tecnicos de Inspecao, Levantamentos e Avaliacoes Ltda	Brazil
Smith, Bell & Thompson, Inc.	U.S.A.
South Asia Services LLC	Vietnam

Special Contingency Risks Limited	England & Wales
Special Contingency Risks, Inc	U.S.A.
Stichting LifeSight	Netherlands
Stone Mountain Insurance Company	U.S.A.
TA I Limited	England & Wales
Temeris SA	France
The CORRE Partnership Holdings Limited	England & Wales
The Willis Foundation	U.S.A
The Wyatt Company (UK) Limited	England & Wales
The Wyatt Company Holdings Limited	England & Wales
Towers Perrin (UK) Trustee Company Limited	England & Wales
Towers Perrin Capital Corp.	U.S.A.
Towers Perrin Europe Limited	England & Wales
Towers Perrin Luxembourg Holdings S.A.R.L.	Luxembourg
Towers Perrin UK Holdings Limited	England & Wales
Towers Watson (Bermuda) Ltd.	Bermuda
Towers Watson (Düsseldorf) GmbH	Germany
Towers Watson (Ireland) Limited	Ireland
Towers Watson (Malaysia) Sdn Bhd	Malaysia
Towers Watson (Portugal) Unipessoal Limitada	Portugal
Towers Watson (Pty) Limited	South Africa
Towers Watson (Thailand) Limited	Thailand
Towers Watson AB	Sweden
Towers Watson AG	Switzerland
Towers Watson America LLC	U.S.A.
Towers Watson Argentina S.A.	Argentina
Towers Watson Australia Pty Ltd	Australia
Towers Watson Austria GmbH	Austria
Towers Watson Canada Inc.	Canada
Towers Watson Chile S.A.	Chile
Towers Watson Colombia Agencia de Seguros Ltda.	Colombia
Towers Watson Consulting (Shanghai) Limited	China
Towers Watson Consultores Colombia S.A.	Colombia
Towers Watson Consultores Mexico S.A. de C.V.	Mexico
Towers Watson Consultoria Ltda.	Brazil
Towers Watson Corretora e Consultoria de Seguros Ltda.	Brazil
Towers Watson Delaware Holdings Inc.	U.S.A.
Towers Watson Delaware Inc.	U.S.A.
Towers Watson Global Business Services, Inc.	Philippines
Towers Watson Global Holdings Limited	England & Wales
Towers Watson Global Limited	England & Wales
Towers Watson Global 2 Limited	England & Wales
Towers Watson Global 3 Limited	England & Wales
Towers Watson GmbH	Germany
Towers Watson Holding GmbH	Germany
Towers Watson Hong Kong Limited	Hong Kong

Towers Watson Insurance Advisors Japan K.K.	Japan
Towers Watson Insurance Brokers Korea Co., Ltd	Korea
Towers Watson Insurance Brokers Philippines, Inc.	Philippines
Towers Watson Insurance Brokers Singapore Pte Ltd	Singapore
Towers Watson International Survey Research Pty Ltd	Australia
Towers Watson International Survey Research Sdn. Bhd.	Malaysia
Towers Watson Investment Management (Ireland) Limited	Ireland
Towers Watson Investment Management Ireland 1 Public Limited Company	Ireland
Towers Watson Investment Management Limited	England & Wales
Towers Watson Investment Services Hong Kong Limited	Hong Kong
Towers Watson Investment Services K.K.	Japan
Towers Watson Investment Services, Inc.	U.S.A.
Towers Watson Italia Srl	Italy
Towers Watson KK	Japan
Towers Watson Latin America Holdings LLC	U.S.A.
Towers Watson Limited	England & Wales
Towers Watson Limited (Towers Watson Yuhan Hoesa)	Korea
Towers Watson LLC	Russia
Towers Watson Management Consulting (Shenzhen) Co., Ltd.	China
Towers Watson Mexico, Agente de Seguros, S.A. de C.V.	Mexico
Towers Watson Middle East FZ-LLC	United Arab Emirates (DIFC, Dubai)
Towers Watson Middle East Holdings LLC	U.S.A.
Towers Watson Netherlands BV	Netherlands
Towers Watson NV	Belgium
Towers Watson Pension Scheme Trustees Limited	England & Wales
Towers Watson Pension Services BV	Netherlands
Towers Watson Pensionsfonds AG	Germany
Towers Watson Philippines, Inc.	Philippines
Towers Watson Puerto Rico Insurance Brokerage Inc.	Puerto Rico
Towers Watson Retiree Insurance Services, Inc.	U.S.A.
Towers Watson SARL	France
Towers Watson Saudi Arabia LLC	Saudi Arabia
Towers Watson SIGORTA BROKERLIGI ANONIM SIRKETI (Tradename: Towers Watson Sigorta Brokerligi A.S.)	Turkey
Towers Watson Singapore Holdings Pte Ltd	Singapore
Towers Watson Singapore Pte Ltd	Singapore
Towers Watson Software Limited	England & Wales
Towers Watson South Africa Holdings (Pty) Limited	South Africa
Towers Watson s.r.o	Czech Republic
Towers Watson Superannuation Pty Ltd	Australia
Towers Watson UK Limited	England & Wales
Towers Watson Uruguay S.A.	Uruguay
Towers Watson Versicherungsservice GmbH	Germany
Towers Watson Vietnam Company Limited	Vietnam
Towers Watson Vorsorge Trust GmbH	Germany
TPF&C International Inc.	U.S.A.

Trade Credit Brokers Limited	Ireland
Trinity Acquisition PLC	England & Wales
Trinity Processing Services (Australia) Pty Limited	Australia
Trinity Processing Services Limited	England & Wales
Trinity Square Insurance Limited	Gibraltar
Trustee Principles Limited	Ireland
TXW Limited	England & Wales
Venture Reinsurance Company Limited	Barbados
Watson Wyatt (UK) Acquisitions 1 Limited	England & Wales
Watson Wyatt (UK) Acquisitions 2 Limited	England & Wales
Watson Wyatt Consulting	Ireland
Watson Wyatt European Investment Holdings, Inc.	U.S.A.
Watson Wyatt European Investment Holdings 1, LLC	U.S.A.
Watson Wyatt European Investment Holdings 2, LLC	U.S.A.
Watson Wyatt European Investment Holdings Limited	England & Wales
Watson Wyatt European Investment Limited Partnership	England & Wales
Watson Wyatt European Region BV	Netherlands
Watson Wyatt European Region Limited	England & Wales
Watson Wyatt Holdings (Europe) Limited	England & Wales
Watson Wyatt Holdings (Mauritius) Limited	Mauritius
Watson Wyatt Holdings Limited	England & Wales
Watson Wyatt Insurance & Financial Services Consulting Holdings Limited	England & Wales
Watson Wyatt International, Inc.	U.S.A.
Watson Wyatt International Limited	England & Wales
Watson Wyatt Luxembourg SARL	Luxembourg
Westport Financial Services, LLC	U.S.A.
Westport HRH, LLC	U.S.A.
WFB Corretora de Seguros Ltda	Brazil
WFD Consultores S.A.	Argentina
WFD Servicios S.A. de C.V.	Mexico
Willconsulting Srl	Italy
Willis (Bermuda) 2 Limited	Bermuda
Willis (Bermuda) Limited	Bermuda
Willis (Shanghai) Business Consulting Co., LTD.	China
Willis (Singapore) Pte Limited	Singapore
Willis (Taiwan) Limited	Taiwan
Willis A/S	Denmark
Willis AB	Sweden
Willis Administradora de Beneficios Ltda	Brazil
Willis Administrative Services Corporation	U.S.A.
Willis Affinity Corretores de Seguros Limitada	Brazil
Willis Affinity SL	Spain
Willis AG	Switzerland
Willis Agente de Seguros y Fianzas, S.A. de C.V.	Mexico
Willis Americas Administration, Inc.	U.S.A.
Willis Argentina S.A.	Argentina

Willis AS	Norway
Willis Assekuranz GmbH	Germany
Willis Assekuranzdienste GmbH	Germany
Willis Australia Group Services Pty Limited	Australia
Willis Australia Holdings Limited	Australia
Willis Australia Limited	Australia
Willis B.V.	Netherlands
Willis Canada Inc.	Canada
Willis Capital Markets & Advisory (Hong Kong) Limited	Hong Kong
Willis Capital Markets & Advisory Limited	England & Wales
Willis Chile Limitada	Chile
Willis CIS Insurance Broker LLC	Russia
Willis Colombia Corredores de Seguros S.A.	Colombia
Willis Consultancy Service I/S	Denmark
Willis Consulting K.K.	Japan
Willis Consulting Limited	England & Wales
Willis Consulting S.A.S	Colombia
Willis Consulting S.L.	Spain
Willis Consulting Services Private Limited	India
Willis Corporate Director Services Limited	England & Wales
Willis Corredores de Reaseguro Limitada	Chile
Willis Corredores de Reaseguros S.A.	Colombia
Willis Corredores de Reaseguros SA	Argentina
Willis Corredores de Reaseguros SA	Peru
Willis Corredores de Seguros SA	Peru
Willis Corretaje de Reaseguros S.A.	Venezuela
Willis Corretora de Resseguros Limitada	Brazil
Willis Corretores de Seguros Limitada	Brazil
Willis Corretores de Seguros SA	Portugal
Willis Corroon (FR) Limited	England & Wales
Willis Corroon Financial Planning Limited	England & Wales
Willis Corroon Licensing Limited	England & Wales
Willis Corroon Management (Luxembourg) S.A.	Luxembourg
Willis Corroon Nominees Limited	England & Wales
Willis Employee Benefits Limited	England & Wales
Willis Employee Benefits Pty Limited	Australia
Willis ESOP Management Limited	Jersey
Willis Europe B.V.	Netherlands
Willis Faber & Dumas Limited	England & Wales
Willis Faber AG	Switzerland
Willis Faber Limited	England & Wales
Willis Faber Underwriting Agencies Limited	England & Wales
Willis Faber Underwriting Services Limited	England & Wales
Willis Finanzkonzepte GmbH	Germany
Willis Føroyar I/S	Faroe Islands
Willis Forsikringspartner AS	Norway

Willis Forsikringsservice I/S	Denmark
Willis France Holdings SAS	France
Willis GS France SAS	France
Willis Galicia Correduria de Seguros S.A.	Spain
Willis General Agency Srl	Italy
Willis Giaconia Life, LLC	U.S.A.
Willis Global Markets B.V.	Netherlands
Willis GmbH	Austria
Willis GmbH & Co., K.G.	Germany
Willis Group Limited	England & Wales
Willis Group Medical Trust Limited	England & Wales
Willis Group Services Limited	England & Wales
Willis GS Ireland Limited	Ireland
Willis GS UK Holdings Limited	England & Wales
Willis GS UK Limited	England & Wales
Willis Holding AB	Sweden
Willis Holding Company of Canada Inc	Canada
Willis Holding GmbH	Germany
Willis Hong Kong Limited	Hong Kong
Willis HRH Inc.	U.S.A.
Willis Human Capital & Benefits Ireland Limited	Ireland
Willis I/S	Denmark
Willis Iberia Correduria de Seguros y Reaseguros SA	Spain
Willis Insurance Agency I/S	Denmark
Willis Insurance Brokers Co. Ltd.	China, PRC
Willis Insurance Brokers LLC	Ukraine
Willis Insurance Services of California, Inc.	U.S.A.
Willis Insurance Services of Georgia, Inc.	U.S.A.
Willis International Limited	England & Wales
Willis Investment Holding (Bermuda) Limited	Bermuda
Willis Investment UK Holdings Limited	England & Wales
Willis Italia S.p.A	Italy
Willis Japan Holdings K.K.	Japan
Willis Japan Limited	England & Wales
Willis Japan Services K.K.	Japan
Willis Kendriki SA	Greece
Willis Kft	Hungary
Willis Korea Limited	Korea
Willis Limited	England & Wales
Willis Management (Dublin) Limited	Ireland
Willis Management (HK) Pty Limited	Hong Kong
Willis Management (Labuan) Limited	Malaysia
Willis Management (Singapore) Pte Ltd	Singapore
Willis Management (Stockholm) AB	Sweden
Willis Mexico Intermediario de Reaseguro S.A. de C.V.	Mexico
Willis NA Inc.	U.S.A.

Willis Nederland B.V.	Netherlands
Willis Netherlands Holdings B.V.	Netherlands
Willis New Zealand Limited	New Zealand
Willis North America Inc.	U.S.A.
Willis North American Holding Company	U.S.A.
Willis of Alabama, Inc.	U.S.A.
Willis of Arizona, Inc.	U.S.A.
Willis of Colorado, Inc.	U.S.A.
Willis of Connecticut, LLC	U.S.A.
Willis of Florida, Inc.	U.S.A.
Willis of Greater Kansas, Inc.	U.S.A.
Willis of Illinois, Inc.	U.S.A.
Willis of Louisiana, Inc.	U.S.A.
Willis of Maryland, Inc.	U.S.A.
Willis of Massachusetts, Inc.	U.S.A.
Willis of Michigan, Inc.	U.S.A.
Willis of Minnesota, Inc.	U.S.A.
Willis of Mississippi, Inc.	U.S.A.
Willis of New Hampshire, Inc.	U.S.A.
Willis of New Jersey, Inc.	U.S.A.
Willis of New York, Inc.	U.S.A.
Willis of North Carolina, Inc.	U.S.A.
Willis of Ohio, Inc.	U.S.A.
Willis of Oklahoma, Inc.	U.S.A.
Willis of Oregon, Inc.	U.S.A.
Willis of Pennsylvania, Inc.	U.S.A.
Willis of Seattle, Inc.	U.S.A.
Willis of Tennessee, Inc.	U.S.A.
Willis of Texas, Inc.	U.S.A.
Willis of Virginia, Inc.	U.S.A.
Willis of Wisconsin, Inc.	U.S.A.
Willis of Wyoming, Inc.	U.S.A.
Willis Overseas Investments Limited	England & Wales
Willis OY AB	Finland
Willis Pension Trustees Limited	England & Wales
Willis Personal Lines, LLC	U.S.A.
Willis PMI Group Limited	England & Wales
Willis Polska S.A.	Poland
Willis Private Clients Limited	Ireland
Willis Processing Services (India) Pvt. Ltd	India
Willis Processing Services, Inc.	U.S.A.
Willis Programs of Connecticut Inc.	U.S.A.
Willis Re (Pty) Limited	South Africa
Willis Re Bermuda Limited	Bermuda
Willis Re Beteiligungsgesellschaft mbH	Germany
Willis Re Canada Inc.	Canada

Willis Re GmbH & Co., K.G.	Germany
Willis Re Inc.	U.S.A.
Willis Re Japan K.K.	Japan
Willis Re Labuan Limited	Malaysia
Willis Re Nordic Reinsurance Broking (Denmark) A/S	Denmark
Willis Re Nordic Reinsurance Broking (Norway) AS	Norway
Willis Re S.A.	France
Willis Re Southern Europe S.p.A	Italy
Willis Reinsurance Australia Limited	Australia
Willis Risk Management (Ireland) Limited	Ireland
Willis Risk Management (Malaysia) Sdn. Bhd.	Malaysia
Willis Risk Services (Ireland) Limited	Ireland
Willis Risk Services Holdings (Ireland) Limited	Ireland
Willis S & C c Correduria de Seguros y Reaseguros SA (Barcelona)	Spain
Willis Securities, Inc.	U.S.A.
Willis Services LLC	U.S.A.
Willis Services sp. z o.o.	Poland
Willis South Africa (Pty) Limited	South Africa
Willis sro	Czech Republic
Willis Structured Financial Solutions Limited	England & Wales
Willis Towers Watson (SL) Limited	Sierra Leone
Willis Towers Watson Administration (Isle of Man) Limited	Isle of Man
Willis Towers Watson Consultores C.A.	Venezuela
Willis Towers Watson Danýþmanlýk Limited Þirketi	Turkey
Willis Towers Watson d.d	Croatia
Willis Towers Watson Egypt SAE	Egypt
Willis Towers Watson Ghana Limited	Ghana
Willis Towers Watson Guernsey ICC Limited	Guernsey
Willis Towers Watson Holdings (Guernsey) Limited	Guernsey
Willis Towers Watson Investments Korea Limited	Korea
Willis Towers Watson Lebanon SAL	Lebanon
Willis Towers Watson Management (Barbados) Limited	Barbados
Willis Towers Watson Management (Bermuda) Limited	Bermuda
Willis Towers Watson Management (Cayman) Limited	Cayman Islands
Willis Towers Watson Management (Gibraltar) Limited	Gibraltar
Willis Towers Watson Management (Guernsey) Limited	Guernsey
Willis Towers Watson Management (Isle of Man) Limited	Isle of Man
Willis Towers Watson Management (Luxembourg) SA	Luxembourg
Willis Towers Watson Management (Malta) Limited	Malta
Willis Towers Watson Management (Vermont) Limited	U.S.A
Willis Towers Watson Polska	Poland
Willis Towers Watson prosredovanje u osiguranju d.o.o	Serbia
Willis Towers Watson Re Egypt SAE	Egypt
Willis Towers Watson Risk Purchasing Group, Inc.	U.S.A.
Willis Towers Watson Risk Solutions Egypt SAE	Egypt
Willis Towers Watson S.A. Corredores de Seguiros	Chile

Willis Towers Watson Services (Malta) Limited	Malta
Willis Towers Watson Sigorta Ve Reasurans Brokerligi Anonim Sirketi	Turkey
Willis Towers Watson Sub Holdings Unlimited Company	Ireland
Willis Towers Watson UK Holdings Limited	England & Wales
Willis Trustsure Limited	Ireland
Willis Tryggingartaenasta Foroyar I/S	Faroe Islands
Willis UK Investments	England & Wales
Willis UK Limited	England & Wales
Willis US Holding Company, Inc.	U.S.A.
WMN GmbH	Germany
WTW Bermuda Holdings, Ltd.	Bermuda
WTW Delaware Holdings, LLC	U.S.A
WTW Services	Poland
WV Versicherungsmakler GmbH	Germany
Wycomp Pty Ltd	Australia
York Vale Corretora e Administradora de Seguros Limitada	Brazil
Zeitinvest-Service GmbH	Germany